UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 11, 2003

                            SCHICK TECHNOLOGIES, INC.

             (Exact Name of Registrant as Specified in its Charter)

      State of Delaware              000-22673            11-3374812
      (State or other jurisdiction   (Commission          (IRS Employer
      of incorporation)              File Number)         Identification No.)

                                30-00 47th Avenue
                        Long Island City, New York 11101

               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (718) 937-5765

                       (Former Name or Former Address, if
                           Changed Since Last Report)


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ITEM 9.  REGULATION FD DISCLOSURE

      The information in this Current Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

      On June 12, 2003, Schick Technologies, Inc. issued a press release announcing that the Company and its chief executive officer have received notifications from the staff of the Securities and Exchange Commission of an intention to recommend that the Commission authorize civil enforcement actions against them.

      A copy of the Company's press release, dated June 12, 2003, is filed as
Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      Exhibit 99.1: Press release dated June 12, 2003.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SCHICK TECHNOLOGIES, INC.
                                                 (Registrant)

Date: June 12, 2003                       By: /s/ Jeffrey T. Slovin
                                              ---------------------
                                                  Jeffrey T. Slovin
                                                  President and COO


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